UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18550 (Commission file number)	61-1146077 (IRS Employer Identification No.)
10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)
(502) 426-4800 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 15, 2011, NTS Mortgage Income Fund (the “Fund”) executed a promissory note dated as of August 10, 2011 in favor of NTS Development Company (“NTS Development”) in the principal sum of $11,361.60 evidencing additional advances or loans made by NTS Development to the Fund during August 2011 for payroll billings and overhead fees.

In addition to the promissory note mentioned above, NTS/Virginia Development Company (“NTS/VA”), a wholly-owned subsidiary of the Fund, executed a promissory note dated as of August 10, 2011 in favor of Residential Management Company (“Residential”) in the principal amount of $29,781.67 to evidence advances made by Residential for payroll billings and overhead fees in connection with the development and operation of Fawn Lake during July – August 2011.

NTS/VA also executed a promissory note dated as of August 10, 2011 in favor of NTS Financial Partnership (“NTS Financial”) in the principal amount of $141,045.83 to evidence advances and paydowns made by/to NTS Financial in connection with the development and operation of Fawn Lake during July – August 2011.

All of the new promissory notes described above have a maturity date of September 30, 2011 and contain substantially the same terms and conditions as notes previously issued by the Fund and its affiliates in return for advances from NTS Development, Residential and NTS Financial.

Based on the Fund’s current budget, it is unlikely that the Fund and its subsidiary will generate sufficient revenue to repay the promissory notes in full on a timely basis.  The Fund intends to seek an extension on the maturity date for the notes or refinance the unpaid balance prior to the current maturity.  There can be no assurance that an acceptable extension or refinancing of the promissory notes will be achieved prior to maturity, or at all.

Also on August 10, 2011, three Corrected Promissory Notes were executed to correct a date error on the Promissory Notes issued on July 10, 2011.  In paragraph 2 regarding the “Payment Terms” the dates should have been listed as August 1, 2011 until September 30, 2011 not July 1, 2011 until September 30, 2011.  All other information and terms of the notes are the same as previously reported.

Copies of the newly executed promissory notes and corrected promissory notes are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and are incorporated in their entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Promissory Note dated as of August 10, 2011, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.2	Promissory Note dated as of August 10, 2011, made by NTS/Virginia Development Company payable to Residential Management Company
	10.3	Promissory Note dated as of August 10, 2011, made by NTS/Virginia Development Company payable to NTS Financial Partnership
	10.4	Corrected Promissory Note dated as of July 10, 2011, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.5	Corrected Promissory Note dated as of July 10, 2011, made by NTS/Virginia Development Company payable to Residential Management Company
	10.6	Corrected Promissory Note dated as of July 10, 2011, made by NTS/Virginia Development Company payable to NTS Financial Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Secretary/Treasurer/Chief Financial Officer
Date:	August 15, 2011

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